DELAWARE VIP® TRUST

Delaware VIP High Yield Series (the “Series”)

Supplement to the Series’ Standard Class and Service Class
Summary Prospectuses dated April 30, 2014

Effective as of the date of this supplement, the following replaces the information in the section entitled “Who manages the Series? – Investment manager” and supersedes the information contained in the supplement dated November 6, 2014:

Investment manager
Delaware Management Company, a series of Delaware Management Business Trust

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Paul A. Matlack, CFA	Senior Vice President, Senior Portfolio Manager, Fixed Income Strategist	December 2012
Craig C. Dembek, CFA	Senior Vice President, Co-Head of Credit Research, Senior Research Analyst	December 2012
John P. McCarthy, CFA	Senior Vice President, Co-Head of Credit Research, Senior Research Analyst	December 2012
Christopher M. Testa, CFA	Senior Vice President, Senior Portfolio Manager	June 2014
Adam H. Brown, CFA	Vice President, Portfolio Manager	November 2014

Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated November 7, 2014.